Debt	9 Months Ended
Sep. 30, 2020
Debt Disclosure [Abstract]
Debt
7.	Debt

Convertible Notes

The Company issued unsecured convertible notes with an aggregate principal amount of $1.7 million in 2020. Previously, the Company issued unsecured convertible notes with aggregate principal amounts of $884,000 and $1.3 million and in 2019 and 2018, respectively. The notes accrue interest at a rate of 5% per year and mature in December 2021, unless earlier converted. No principal or interest is payable prior to maturity as the convertible notes and any accrued interest will automatically convert upon a qualified financing event at a conversion price equal to 85% of the price per share of the qualified financing. Holders may also elect to convert their notes to shares of common stock upon the maturity of the notes at the then fair value of common stock. If the Company experiences a change in control, holders may either convert the outstanding principal amount plus any accrued interest into shares of common stock at the then fair value of common stock or may require the Company to repurchase the notes in cash at a price equal to 200% of the outstanding principal amount plus any accrued interest.

Certain conversion and redemption features as described above were determined to be an embedded derivative requiring bifurcation and separate accounting in accordance with ASC 815, Derivatives and Hedging. The fair value of the embedded derivative was determined using a discounted cash flow simulation methodology that assigns probabilities to the timing and likelihood of each event. The discount rate was determined based on market interest rate data for securities with similar durations and credit ratings to the convertible notes. The fair value of the embedded derivative was recorded as a liability with an offsetting amount recorded as a discount on the convertible notes at each issuance. The discount is being amortized to interest expense using the effective interest method over the contractual term of the notes.

In May 2020, the outstanding principal balance of the convertible notes of $3.8 million and accrued interest of $160,000 converted into 512,858 shares of Series B-1 convertible preferred stock.

The excess of the carrying value of the convertible notes and the derivative liability over the fair value of the Series B-1 convertible preferred stock at conversion resulted in a gain upon extinguishment of $199,000.

Paycheck Protection Program

The Company received a loan of $215,000 from the U.S. Small Business Administration Paycheck Protection Program (“PPP”) in April 2020. The PPP loans are intended to assist companies impacted by the novel coronavirus disease (“COVID-19”) pandemic to fund certain types of expenditures, including payroll costs, rent and utility payments. PPP loans and any accrued interest may be forgiven to the extent that all employees are retained, proceeds are used within eight weeks of receipt, and if at least 75% of the loan amount utilized was for payroll costs. The loan bears interest at a rate of 1%, and any portion of the loan not forgiven and any accrued interest thereon must be repaid within two years. The loan was fully repaid in June 2020.